--------------------------------------------------------------------------------

                                                     DFDENT
                                                     PREMIER
                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                     ANNUAL REPORT

                                                     June 30, 2002









--------------------------------------------------------------------------------

                                                     DFDENT
                                                     AND COMPANY, INC.
                                                     ------------------
                                                     INVESTMENT COUNSEL

                                                     2 PORTLAND SQUARE
                                                     PORTLAND, MAINE 04101
                                                     (888) 2DF-DENT (TOLL FREE)
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS



A Message to Our Shareholders................................................ 1

Management Discussion and Analysis........................................... 3

Performance Chart and Analysis .............................................. 6

Schedule of Investments ..................................................... 7

Statement of Assets and Liabilities.......................................... 8

Statement of Operations...................................................... 9

Statement of Changes in Net Assets.......................................... 10

Financial Highlights........................................................ 11

Notes to Financial Statements............................................... 12

Report of Independent Auditors.............................................. 15

Trustees and Officers....................................................... 16

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2002
--------------------------------------------------------------------------------


Dear Fellow Shareholders:

Your Fund experienced a net decline of 10.80% for the 50-week fiscal year ending June 30, 2002. This compares with a decline of 16.53% for the S&P 500 Composite Index, the benchmark we use for performance comparison. Consequently, your Fund experienced 5.73% good relative performance versus the S&P 500.* The stock market environment has been especially unfriendly during your Fund's first year. The first quarter (ending September 30, 2001) and the last quarter (ending June 30, 2002) of your Fund's fiscal year were the two worst quarters as measured by the S&P 500 in the past eleven years. The fiscal year was the worst twelve-month period in the past twenty-eight years as measured by the S&P 500.

Your Fund is invested in enterprises which management believes will sustain superior earnings growth in future years. Our goal is to accomplish attractive rates of real appreciation rather than merely decline less than the S&P 500 as occurred last year. Despite the past year we are encouraged by the fact that the earnings of your Fund's major holdings are higher while the valuation levels are more attractive.

The Fund continues to be fully invested in what D. F. Dent and Company, Inc. believes are the most attractive growth companies across the market capitalization size spectrum. Accordingly, as of June 30, 2002 the Fund's investments were allocated as follows:


         Large capitalization                                    42.5%
         Mid-size capitalization                                 34.4%
         Small capitalization                                    22.0%
         Reserve Funds                                            1.1%
                                                                 ----
         Total Fund                                             100.0%

Although we invest primarily in large- and mid-size companies and the exact allocation quoted may vary going forward, it is our intention to have representation in each of the above-size categories and remain fully invested with reserve funds (generally money market instruments) at 5% or less.

D.F. Dent and Company, Inc. has waived its entire management fee and reimbursed a portion of Fund expenses in order to "cap" the shareholders' annual expense ratio at 1.25% of assets since the Fund began operations. Management has agreed to continue this policy as necessary to maintain the 1.25% expense ratio through October 31, 2003 which will include the entire current fiscal year.

By maintaining the 1.25% expense ratio "cap", trading on a best execution basis, and maintaining a very low rate of portfolio turnover, D. F. Dent and Company is attempting to manage the Fund efficiently from an expense and transaction standpoint in order to enhance the potential for long-term return. Our primary commitment and obligation have always been and will continue to be the best interests of shareholders.


                                       1              DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2002
--------------------------------------------------------------------------------

Thank you for your continued support and investment. We look forward to working for you in the years ahead.


 Sincerely yours,

/s/ Dan Dent

 Dan Dent
 D.F. Dent and Company, Inc.


-----------------------------

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PLEASE SEE PAGE 6 FOR ADDITIONAL PERFORMANCE INFORMATION.







                                       2              DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION & ANALYSIS
JUNE 30, 2002
--------------------------------------------------------------------------------


In its first fiscal year, which represented 50 weeks from inception to June 30, 2002, your Fund experienced a decline of 10.80%. Most of this decline occurred during the last two quarters of the year when the Fund declined 15.29% after having increased 5.30% during the first two quarters.*

In management's opinion, the most significant market factors affecting your Fund's performance included:

       1 - Loss of investor confidence in equity markets due to highly publicized incidents of perceived corporate malfeasance and accounting chicanery.

       2 - Uncertainty and investor fear in the wake of the September 11 events.

       3 - The continuation of a "grinding" downward adjustment in the overall equity market following five years of 20% plus returns in the late 1990's.

These factors also contributed to a decline of 16.53% on a total return basis in the S&P 500 Composite Index, since the Fund's inception on July 16, 2001, a period that included the two worst quarters for the S&P 500 in the past eleven years. Since inception, your Fund outperformed the S&P 500 benchmark by 5.73% largely because of management's emphasis on larger positions in strong growth specialty financial companies, selective investments in transaction processing growth companies and good performance from specialty retailers. Your Fund avoided investments in the large capitalization technology issues as well as the highly publicized disasters such as Enron, Tyco, WorldCom, Global Crossing, and Xerox.

The overall strategy utilized in managing your Fund has been to invest primarily in large- and mid-size companies. Emphasis has been placed upon those companies where the underlying earnings growth rates appears favorable relative to the stocks' market valuations.

The primary strategic factors over the past fiscal year have been to emphasize financial companies, health care, and energy. Financial companies represented the largest (and best performing) commitment of your Fund. The largest and best performing investment was RenaissanceRe Holdings Ltd. Highly focused specialty banks such as East West Bancorp, Inc. and North Fork Bancorporation, Inc. contributed strong positive returns. Financial transaction processors First Data Corp. and Concord EFS, Inc. also contributed strong positive results. Healthcare companies hurt your Fund's overall performance. Despite the promise of biotechnology, both Amgen, Inc. and Techne Corp. delivered above consensus earnings yet experienced declines in their stocks. Life Sciences should continue to experience growth in spending in future years, and we intend to monitor this trend and invest accordingly. Energy companies delivered mixed results with Apache Corp. performing nicely, and Andarko Petroleum Corp. declining in price. We continue to believe that domestic exploration and production companies with ample oil and gas reserves in politically secure regions represent excellent investment opportunities.

We believe that the key trends in the industries which your Fund invests in are promising. Insurance rates are increasing across the board as a result of the claims and loss of underwriting capacity caused by September 11. Specialty market focused banks on the East and West coasts are gaining market share at the expense of the money center behemoths that have major asset quality problems. Increased usage of credit and debit cards continues to


                                       3              DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION & ANALYSIS
JUNE 30, 2002
--------------------------------------------------------------------------------


drive growth of transaction processors. We believe the advertising recession is almost over and that media and broadcasting companies will experience renewed growth in the future. Lastly, from a demographic standpoint, as the "baby boomers" reach retirement age they will require more financial management and healthcare services. Accordingly, we believe your Fund is well positioned to participate in each of these trends.

Those companies that had anything to do with communications fared very poorly. The tower companies American Tower Corp. and Crown Castle International Corp. and the wireless software billing companies Amdocs Ltd. and Convergys Corp. all experienced significant price declines. Companies in broadcasting and entertainment performed poorly due to investor concerns about the "cash flow" accounting and valuation methods used within these industries. Formerly top-performing companies Comcast (cable television) and Clear Channel (radio) posted good operating results, but both stocks declined due to investor concerns.

Our outlook for the U. S. stock market in the months ahead is "mixed". On the one hand we are in the third year of a broad market decline, something which has not occurred in peacetime since World War II. The 35% decline in the S&P 500 and 70% in the Nasdaq Composite Index in the past two years have removed significant risk from the valuation of equities. However, the broad market is still not undervalued relative to historic ranges. Corporate earnings may increase in the second half of 2002. However, we believe that analysts' earnings expectations are still excessively high, leaving ample room for disappointment. The stock market has failed to respond positively to three major stimulants in 2002: 1) numerous successive stimulative interest rate cuts by the Federal Reserve during the past 18 months; 2) a major shift from restrictive fiscal surpluses to deficits; and 3) the apparent "troughing" of the recession in early 2002 which is normally led by six to nine months of a recovering stock market - not this time. Is something else at work?

The glorious equity returns of the last two decades of the twentieth century ended with a major speculative bubble in dot com, internet, and communications capital spending excesses. It is not surprising that periods of over-inflated bubbles have been followed by extended periods of low returns. It could be likely, if not probable, that we are entering a period of below trendline stock market returns. It is almost certain we already are in a period where returns will not match the 20% plus annual returns which characterized the last five years of the twentieth century.

What's an investor to do?

The DFDent Premier Growth Fund is committed to investing in promising enterprises that, in management's opinion, possess the potential to deliver high rates of sustainable earnings growth. While no one can predict future events with any certainty, our experience in managing investment portfolios for private clients for over 26 years has been that the rate of stock price appreciation correlates with the underlying rate of sustained earnings growth over time through stock market cycles. While past results do not necessarily indicate future returns, we believe well managed growth companies with high sustainable earnings growth rates represent attractive investment opportunities in a challenging and uncertain market environment. Your Fund will continue to focus on such investment opportunities.

Dan Dent
D.F. Dent and Company, Inc.


                                        4             DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION & ANALYSIS
JUNE 30, 2002
--------------------------------------------------------------------------------


*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PLEASE SEE PAGE 6 FOR ADDITIONAL PERFORMANCE INFORMATION.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF JUNE 30, 2002 AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTING THE MARKET CAP WEIGHTED PERFORMANCE OF APPROXIMATELY 5,000 DOMESTIC COMMON STOCKS. (08/02).










                                       5              DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
June 30, 2002
--------------------------------------------------------------------------------


The following chart reflects the change in the value of a hypothetical $100,000 investment, including reinvested dividends and distributions, in the DF Dent Premier Growth Fund (the "Fund" or "DFDPX") compared with the Standard and Poor's 500 Index ("S&P 500"), since inception. The S&P 500 is a broad-based securities market index that represents the performance of 500 widely held, publicly traded large-capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                            Since Inception
    CUMULATIVE TOTAL RETURN AS OF 6/30/02                      (7/16/01)
    -------------------------------------                      ---------
    DF Dent Premier Growth Fund                                 -10.80%
    S&P 500 Index                                               -16.53%

    INVESTMENT VALUE ON 6/30/02
    ---------------------------
    DF Dent Premier Growth Fund                                 $89,200
    S&P 500 Index                                               $83,467


[EDGAR REPRESENTATION OF BAR CHART:

                  DF DENT PREMIER GROWTH    S&P 500 Index
     DATE                 LOAD                  LOAD
  ---------               ----                  ----
  7/16/2001             100,200               101,070
  7/31/2001             102,600               100,825
  8/31/2001              98,700                94,519
  9/30/2001              93,400                86,890
 10/31/2001              95,800                88,548
 11/30/2001             102,000                95,339
 12/31/2001             105,300                96,174
  1/31/2002             101,000                94,773
  2/28/2002             101,000                92,944
  3/31/2002             102,400                96,440
  4/30/2002              99,800                90,596
  5/31/2002              99,200                89,930
  6/30/2002              89,200                83,527]


                                       6              DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2002
--------------------------------------------------------------------------------

  SHARES    SECURITY DESCRIPTION                        VALUE               SHARES    SECURITY DESCRIPTION                  VALUE
----------  --------------------                        ------            ----------  --------------------                 ------
COMMON STOCK (99.0%)                                                      FINANCIAL SERVICES (10.8%)
BANKING (12.0%)                                                             8,000  First Data Corp.                     $  297,600
 8,000  East West Bancorp, Inc.                         $276,160            4,500  Freddie Mac                             275,400
 7,000  North Fork Bancorporation, Inc.                  278,670            7,000  T. Rowe Price Group, Inc.               230,160
 5,000  Northern Trust Corp.                             220,300                                                        ------------
 2,500  Wells Fargo & Co.                                125,150                                                           803,160
                                                     ------------                                                       ------------
                                                         900,280          INSURANCE (15.5%)
                                                     ------------           3,700  American International Group, Inc.      252,451
                                                                            4,000  Lincoln National Corp.                  168,000
BUSINESS SERVICES (3.3%)                                                    2,000  Marsh & McLennan Cos., Inc.             193,200
 4,000  Electronic Data Systems Corp.                    148,600           15,000  RenaissanceRe Holdings Ltd.             549,000
 1,600  United Parcel Service, Inc. - Class B             98,800                                                        ------------
                                                     ------------                                                        1,162,651
                                                         247,400                                                        ------------
                                                     ------------         LIFE SCIENCES (8.4%)
                                                                            2,500  Invitrogen Corp. +                       80,025
COMMUNICATION EQUIPMENT (0.7%)                                              4,000  Laboratory Corp. of America
 2,000  QUALCOMM, Inc. +                                  54,980                    Holdings +                             182,600
                                                     -----------           13,000  Techne Corp. +                          366,860
                                                                                                                        ------------
COMMUNICATION SERVICES (3.4%)                                                                                              629,485
  5,500  Amdocs Ltd. +                                    41,525                                                        ------------
 12,000  American Tower Corp. - Class A +                 41,400
  2,000  Comverse Technology, Inc. +                      18,520          MEDIA (0.3%)
  5,000  Convergys Corp. +                                97,400            1,500  AOL Time Warner, Inc. +                  22,065
 11,000  Crown Castle International Corp. +               43,230                                                        ------------
  3,000  Sprint Corp. - PCS Group +                       13,410
                                                     -----------          MEDICAL PRODUCTS (5.7%)
                                                         255,485            7,200  Baxter International, Inc.              319,968
                                                     -----------            2,000  Johnson & Johnson                       104,520
                                                                                                                        ------------
CONTROLS & INSTRUMENTS (4.2%)                                                                                              424,488
  8,500  Mettler-Toledo International, Inc. +            313,395                                                        ------------
                                                     -----------
DATA NETWORKING (2.2%)                                                    MERCHANDISING (11.4%)
  4,000  Black Box Corp. +                               162,920            9,000  O'Reilly Automotive, Inc. +             248,040
                                                     -----------           10,000  Walgreen Co.                            386,300
                                                                            4,500  Whole Foods Market, Inc. +              216,990
                                                                                                                        ------------
DISTRIBUTION & INDUSTRIAL SUPPLIES (2.1%)                                                                                851,330
  4,000  Fastenal Co.                                   $154,040                                                        ------------
                                                     -----------
                                                                          PHARMACEUTICALS (2.0%)
ELECTRICAL PRODUCTS (1.5%)                                                  3,500  Amgen, Inc. +                           146,580
  2,000  Benchmark Electronics, Inc. +                    57,680                                                         -----------
  2,000  Molex, Inc. - Class A                            54,860
                                                     -----------          SPECIALTY CHEMICALS (2.3%)
                                                         112,540            6,000  Engelhard Corp.                        $169,920
                                                     -----------                                                        ------------
ELECTRONIC COMMERCE (0.8%)
  2,000  Concord EFS, Inc. +                              60,280
                                                     -----------          Total Common Stock
                                                                          (Cost $8,233,178)                              7,410,705
                                                                                                                        ------------
ENERGY SERVICES (1.5%)
  2,500  Schlumberger Ltd.                               116,250
                                                     -----------          SHORT-TERM INVESTMENT (1.1%)
                                                                           84,203  Deutsche Treasury Money Market
ENERGY SOURCES (5.5%)                                                              Fund (Cost $84,203)                      84,203
  3,500  Anadarko Petroleum Corp.                        172,550                                                        ------------
  4,200  Apache Corp.                                    241,416
                                                     -----------
                                                         413,966
                                                     -----------          TOTAL INVESTMENTS IN SECURITIES
                                                                          (COST $8,317,831)   (100.1%)                   $7,494,908
ENTERTAINMENT (5.4%)                                                      Other Assets and Liabilities, Net (0.1)            (4,495)
  7,000  Clear Channel Communications, Inc. +            224,140                                                        ------------
  5,000  Comcast Corp. - Class A +                       119,200
  3,500  Walt Disney Co.                                  66,150          TOTAL NET ASSETS (100.0%)                       $7,490,413
                                                     -----------                                                         ===========
                                                         409,490
                                                     -----------

-----------------------------
  + Non-income producing securities.



  See Notes to Financial Statements.    7             DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $8,317,381) (Note 2)           $ 7,494,908
   Receivables:
     Interest and dividends                                               2,820
     Expense Reimbursement from adviser (Note 4)                         18,871

   Other Assets                                                             411
                                                           ---------------------

Total Assets                                                          7,517,010
                                                           ---------------------

LIABILITIES
Accrued Liabilities:
   Administration fees (Note 3)                                           2,633
   Custodian fees (Note 3)                                                  879
   Transfer agent fees (Note 3)                                           2,154
   Other                                                                 20,931
                                                           ---------------------

Total Liabilities                                                        26,597
                                                           ---------------------

NET ASSETS                                                          $ 7,490,413
                                                           =====================

COMPONENTS OF NET ASSETS
   Paid-in capital                                                  $ 8,312,886
   Unrealized depreciation of investments                              (822,473)
                                                           ---------------------

NET ASSETS                                                          $ 7,490,413
                                                           =====================

Net Asset Value, Offering and Redemption Price per share:
   Based on net assets of $7,490,413 and 839,497 shares
   of beneficial interest outstanding                               $      8.92


  See Notes to Financial Statements.   8              DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
STATEMENT OF OPERATIONS
PERIOD ENDED JUNE 30, 2002 (a)
--------------------------------------------------------------------------------


INVESTMENT INCOME
   Interest income                                                  $     5,792
   Dividend income                                                       40,767
                                                         -----------------------
Total Investment Income                                                  46,559

EXPENSES
   Investment advisory fees (Note 3)                                     60,019
   Administration fees (Note 3)                                          28,970
   Transfer agent fees (Note 3)                                          26,168
   Custody fees (Note 3)                                                  6,769
   Accounting fees (Note 3)                                              43,664
   Compliance fees                                                        4,690
   Auditing fees                                                         14,400
   Reporting fees                                                         5,971
   Trustees fees and expenses                                               210
   Miscellaneous expenses                                                 4,421
                                                         -----------------------
Total Expenses                                                          195,282
   Fees waived and expenses reimbursed (Note 4)                        (120,220)
                                                         -----------------------
Net Expenses                                                             75,062
                                                         -----------------------

NET INVESTMENT LOSS                                                     (28,503)
                                                         -----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net change in unrealized depreciation of investments                (822,473)
                                                         -----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (822,473)
                                                         -----------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                           $ (850,976)
                                                         =======================
------------------------
(a) Commenced operations on July 16, 2001.

                                       9              DFDENT PREMIER GROWTH FUND
 See Notes to Financial Statements.

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
PERIOD ENDED JUNE 30, 2002 (a)
--------------------------------------------------------------------------------


OPERATIONS
   Net investment loss                                            $    (28,503)
   Net change in unrealized depreciation of investments               (822,473)
                                                         ----------------------
Net Decrease in Net Assets from Operations                            (850,976)
                                                         ----------------------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                    8,346,573
   Redemption of shares                                                 (5,184)
                                                         ----------------------
Net Increase from Capital Transactions                               8,341,389
                                                         ----------------------

Net Increase in Net Assets                                           7,490,413
                                                         ----------------------

NET ASSETS
   Beginning of period                                                       -
   End of period (A)                                               $ 7,490,413
                                                         ======================

SHARE TRANSACTIONS
   Sale of shares                                                      840,013
   Redemption of shares                                                   (516)
                                                         ----------------------
Net Increase in Shares                                                 839,497
                                                         ======================

(A) Accumulated Net Investment Income                              $         -
                                                         ======================

---------------------------------------------
(a) Commenced operations on July 16, 2001.

                                       10             DFDENT PREMIER GROWTH FUND
 See Notes to Financial Statements.

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
FINANCIAL HIGHLIGHTS
PERIOD ENDED JUNE 30, 2002 (a)
--------------------------------------------------------------------------------


Selected per share data and ratios for a share outstanding throughout the period.


NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00
                                                         -------------------
OPERATIONS
  Net investment loss                                                 (0.03)
  Net realized and unrealized loss on investments                     (1.05)
                                                         -------------------
Total from Operations                                                 (1.08)
                                                         -------------------

NET ASSET VALUE, END OF PERIOD                                        $8.92
                                                         ===================

TOTAL RETURN                                                        (10.80%)

RATIO/SUPPLEMENTARY DATA
  Net assets at end of period (000's omitted)                        $7,490
  Ratios to average net assets (b)
  Expenses, including waiver/reimbursement of fees                    1.25%
  Expenses, excluding waiver/reimbursement of fees                    3.25%
  Net investment loss                                                (0.47%)


PORTFOLIO TURNOVER RATE                                                  0%

---------------------------------------------
(a)  Commenced operations on July 16, 2001.
(b)  Annualized.

                                       11             DFDENT PREMIER GROWTH FUND
 See Notes to Financial Statements.

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to the DFDent Premier Growth Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-three investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 16, 2001 and seeks long-term capital appreciation.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Securities, other than short-term securities, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees. Securities that mature in sixty days or less are valued at amortized cost. Investments in other open-end investment companies are valued at net asset value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - For the annual report, investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income and net capital gain, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

                                       12             DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002
--------------------------------------------------------------------------------

On June 30, 2002, the Fund reclassified $28,503 from paid-in-capital to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

There were no capital loss carryovers.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

NOTE 3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - The Fund's investment adviser is D.F. Dent and Company, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets. For the period ended June 30, 2002, the Adviser contractually waived all of its fees and reimbursed the fund for certain expenses.

ADMINISTRATOR - The Fund's administrator is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee of $24,000 per year, plus 0.10% of the average daily net assets of the Fund.

TRANSFER AGENT - The Fund's transfer agent and dividend disbursing agent is Forum Shareholder Services, LLC ("FSS"). FSS receives from the Fund an annual fee of $24,000, plus an annual shareholder account fee of $24 per shareholder account and certain out-of-pocket expenses.

OTHER SERVICE PROVIDERS - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $45,000, 0.01% of the average daily net assets of the Fund, and certain out-of-pocket expenses. The custodian is Forum Trust, LLC, to which the Fund pays an annual maintenance fee of $3,600, 0.01% of the Fund's average daily net assets, certain transactional fees and certain out-of-pocket expenses.

Certain Officers and Trustees of the Trust are Officers or Directors of the above companies.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has contractually agreed to waive $60,019 in fees and reimbursed certain expenses totaling $60,201 for the period from July 16, 2001 to June 30, 2002. The waivers and reimbursements will cap expenses of the Fund at 1.25% of average net assets through October 31, 2003.

                                       13             DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases, other than short-term investments, for the period July 16, 2001 to June 30, 2002, was $8,233,178. There were no sales of long-term investments during the period.

For federal income tax purposes, the tax cost basis of investment securities was $8,317,381, aggregate gross unrealized appreciation of investments was $607,135, aggregate gross unrealized depreciation was ($1,429,608), and total net appreciation (depreciation) was ($822,473).

NOTE 6.  DISTRIBUTION TO SHAREHOLDERS

There were no distributions paid during the fiscal year ending June 30, 2002.



                                       14             DFDENT PREMIER GROWTH FUND

------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND

INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------

Board of Trustees of Forum Trust and Shareholders of
DFDent Premier Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DFDent Premier Growth Fund (the "Fund"), as of June 30, 2002, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from July 16, 2001 (commencement of operations) to June 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
August 9, 2002




                                       15             DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND

JUNE 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

INCOME DIVIDENDS - There were no ordinary income dividends paid by the Fund for the tax year ended June 30, 2002.

CAPITAL GAIN DIVIDENDS - There were no long-term capital gain dividends paid by the Fund for the tax year ended June 30, 2002.

TRUSTEES AND OFFICERS OF THE TRUST
---------------------------- ------------- -------------- --------------------------------- ------------ ----------------------
                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                POSITION                      PRINCIPAL                   IN FUND COMPLEX
           NAME,                WITH THE      LENGTH OF    OCCUPATION(S) DURING              OVERSEEN      OTHER DIRECTORSHIPS
      AGE AND ADDRESS            TRUST      TIME SERVED1     PAST 5 YEARS                   BY TRUSTEE2    HELD BY TRUSTEES
---------------------------- ------------- -------------- --------------------------------- ------------ ----------------------
INTERESTED TRUSTEE
---------------------------- ------------- -------------- --------------------------------- ------------ ----------------------
John Y. Keffer3              Chairman/     1989-Present   Member   and   Director,   Forum  29           Chairman/President,
Born:  July 15, 1942         President                    Financial  Group,  LLC (a mutual               Monarch Funds
Two Portland Square                                       fund services holding company)
Portland, ME 04101
---------------------------- ------------- -------------- --------------------------------- ------------ ----------------------
DISINTERESTED TRUSTEES
---------------------------- ------------- -------------- --------------------------------- ------------ ----------------------
Costas Azariadis             Trustee       1989-Present   Professor of Economics,           27           None
Born:  February 15, 1943                                  University of California Los
Department of Economics                                   Angeles
University of California                                  Visiting Professor of
Los Angeles, CA 90024                                     Economics, Athens University of
                                                          Economics and Business 1998 -
                                                          1999
---------------------------- ------------- -------------- --------------------------------- ------------ ----------------------
James C. Cheng               Trustee       1989 -Present  President, Technology Marketing   27           None
Born:  July 26, 1942                                      Associates
27 Temple Street                                          (marketing company for small
Belmont, MA 02478                                         and medium sized businesses in
                                                          New England)
---------------------------- ------------- -------------- --------------------------------- ------------ ----------------------
J. Michael Parish           Trustee        1989-Present   Partner,  Wolfe,  Block,  Schorr  27           None
Born: November 9, 1943                                    and Solis-Cohen,  LPP (law firm)
40 West 57th Street                                       since 2002  Thelen Reid & Priest,
New York, NY 10019                                        LLP (law firm) 1995 - 2002
---------------------------- ------------- -------------- --------------------------------- ------------ --------------------

1 Each Trustee and Officer holds office until he or she resigns, is removed, or a successor is elected and qualified.
2 The Fund Complex includes the Trust and four other investment companies for which the Forum Financial Group of companies provides services.
3 John Y. Keffer indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency and custodial services to the Trust. Mr. Keffer also indirectly controls Forum Investment Advisors, LLC, the investment adviser to certain other Trust series.


                                       16             DFDENT PREMIER GROWTH FUND



--------------------------------------------------------------------------------
DFDENT PREMIER GROWTH FUND

JUNE 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST (CONCLUDED)

---------------------------- ------------- -------------- --------------------------------- ------------ ----------------------
                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                POSITION                      PRINCIPAL                   IN FUND COMPLEX
           NAME,                WITH THE      LENGTH OF    OCCUPATION(S) DURING              OVERSEEN      OTHER DIRECTORSHIPS
      AGE AND ADDRESS            TRUST      TIME SERVED1     PAST 5 YEARS                   BY TRUSTEE2    HELD BY TRUSTEES
---------------------------- ------------- -------------- --------------------------------- ------------ ----------------------
OFFICERS
--------------------------- ------------ -------------- --------------------------------- ---------------- --------------------
Thomas G. Sheehan           Vice          2000-Present  Director of Business              N/A              N/A
Born:  July 17, 1954        President/Assistant         Development, Forum Financial
Two Portland Square         Secretary                   Group, LLC since 2001
Portland, ME 04101                                      Managing Director and Counsel,
                                                        Forum Financial Group, LLC
                                                        1993 - 2001
--------------------------- ------------ -------------- --------------------------------- ---------------- --------------------
Lisa J. Weymouth            Vice          2001-Present  Director and Manager, Forum       N/A              N/A
Born:  May 4, 1968          President/Assistant         Shareholder Services, LLC
Two Portland Square         Secretary                   (transfer agent)
Portland, Maine  04101                                   Director, Forum Administrative
                                                        Services, LLC (mutual fund
                                                        administrator) since 2001
--------------------------- ------------ -------------- --------------------------------- ---------------- --------------------
Ronald H. Hirsch            Treasurer    2000-Present   Managing Director of              N/A              N/A
Born:  October 14, 1943                                 Operations, Forum Financial
Two Portland Square                                     Group, LLC 1999 - 2002
Portland, ME 04101                                      Member of the Board - Citibank
                                                        Germany 1991 - 1998
                                                        Treasurer, Core Trust (Delaware)
--------------------------- ------------ -------------- --------------------------------- ---------------- --------------------
Leslie K. Klenk             Secretary    1998-Present   Counsel, Forum Financial Group,   N/A              N/A
Born:  August 24, 1964                                  LLC since 1998
Two Portland Square                                     Associate General Counsel,
Portland, ME 04101                                      Smith Barney Inc. (brokerage
                                                        firm) 1993 - 1998
                                                        Secretary, Core Trust (Delaware)
--------------------------- ------------ -------------- --------------------------------- ---------------- --------------------

The Statement of Additional Information ("SAI") contains additional information about the Trust's Trustees. The SAI is available without charge by contacting the Fund at (866) 2DF-DENT.

                                       17             DFDENT PREMIER GROWTH FUND

--------------------------------------------------------------------------------

                                     DFDENT
                                     PREMIER
                                   GROWTH FUND
--------------------------------------------------------------------------------

                              NASDAQ TICKER SYMBOL
                                     DFDPX

                               INVESTMENT ADVISER

                          D.F. Dent and Company, Inc.
                               2 East Read Street
                              Baltimore, MD 21202

                                  DISTRIBUTOR

                            Forum Fund Services, LLC
                              Two Portland Square
                               Portland, ME 04101

                                 TRANSFER AGENT

                        Forum Shareholder Services, LLC
                              Two Portland Square
                               Portland, ME 04101
                                 (866) 2DF-DENT

      This report is authorized for distribution only to Shareholders and others who have received a copy of the Fund's prospectus.

         The prospectus contains complete information, including risks, fees and expenses.



--------------------------------------------------------------------------------





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